S000009877 [Member] Investment Strategy - AMG TimesSquare Small Cap Growth Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies.
Consistent with its focus, the Fund typically invests in common and preferred stocks of U.S. small-capitalization companies. TimesSquare Capital Management, LLC (“TimesSquare” or the “Subadviser”) generally considers a company to be a “small-capitalization” company if, at the time of purchase, the market capitalization is below $3 billion or otherwise within the range of capitalizations of companies in the Russell 2000® Index (between $119.4 million and $7.4 billion as of April 30, 2025, the date of the latest reconstitution of the Index (implemented by the Index June 27, 2025)). This capitalization range will change over time. The Fund may continue to hold securities of a portfolio company whose market capitalization subsequently appreciates above the Fund’s small-capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in equity securities of small-capitalization companies at any given time. In addition, the Fund focuses on growing companies involved in new product development and technological breakthroughs. TimesSquare looks across all sectors of the stock market to find companies that meet the Fund’s investment criteria – including the potential for strong, sustainable growth, consistent earnings, proprietary products and services and minimal institutional ownership. Typically, TimesSquare seeks out stocks that have the potential for significant price appreciation over the following 18 months and price/earnings ratios at a discount relative to their earnings growth rates.